SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 6, 2020

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Amendment to Sales Agreement

On November 6, 2020, Extra Space Storage Inc. (the “Company”) and Extra Space Storage LP (the “Operating Partnership”) entered into that certain Consent to Assignment and Amendment (the “Amendment”), which amended the Equity Distribution Agreement, dated May 15, 2019, by and among the Company, the Operating Partnership and BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T”) (as amended, the “Equity Distribution Agreement”). Pursuant to the Amendment, among other things, Truist Securities, Inc. succeeded to and assumed all the rights and obligations of BB&T under the Equity Distribution Agreement and replaced BB&T as a sales agent thereunder.

The description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

U.S. Federal Income Tax Consequences

The discussion set forth under the heading “U.S. Federal Income Tax Consequences” in Exhibit 99.1 hereto (incorporated by reference herein) supersedes and replaces, in its entirety, the discussion under the heading “U.S. Federal Income Tax Consequences” in the prospectus dated May 15, 2019, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-231506) filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2019 and which is also attached to the prospectus supplement dated May 15, 2019 filed by the Company with the SEC on May 16, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Consent to Assignment and Amendment, dated November 6, 2020, by and among the Company, the Operating Partnership, BB&T Securities, LLC and Truist Securities, Inc.

99.1	U.S. Federal Income Tax Consequences

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: November 6, 2020	By	/s/ Gwyn McNeal
	Name:	Gwyn McNeal
	Title:	Executive Vice President and Chief Legal Officer